UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of report (Date of earliest event reported)
October 21, 2022

DIGITAL BRANDS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-40400	46-1942864
(Commission File Number)	(IRS Employer Identification No.)

1400 Lavaca Street, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

(209) 651-0172

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001	DBGI	The Nasdaq Stock Market LLC
Warrants, each exercisable to purchase one share of Common Stock	DBGIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 21, 2022, Digital Brands Group, Inc. (the "Company" or "we" or "our") filed an amendment of the Company's Sixth Amended and Restated Certificate of Incorporation (as amended to date, the "Certificate of Incorporation"), with the Secretary of State of the State of Delaware to effect a one-for-one hundred (1-for-100) reverse stock split (the "Reverse Stock Split") of our common stock, par value $0.0001 (the "Common Stock"). The Reverse Stock Split will be effective as of the close of business on November 3, 2022 (the "Effective Time").

As previously described in detail in our definitive proxy statement filed with the Securities and Exchange Commission on September 14, 2022, the Company held its annual meeting of stockholders on October 13, 2022, at which meeting the stockholders approved amendment of our Certificate of Incorporation to effect a reverse stock split of our Common Stock at a ratio of not less than 1-for-50 and not more than 1-for-150 and authorized our board of directors to effect a reverse stock split with the exact ratio to be determined in the Board's discretion. Our Board thereafter selected the 1-for-100 reverse stock split ratio and authorized the implementation of the Reverse Stock Split.

As a result of the Reverse Stock Split, at the Effective Time, every one hundred (100) shares of our pre-Reverse Stock Split common stock will be combined and reclassified into one (1) share of our Common Stock. Our post-Reverse Stock Split Common Stock will begin trading on November 4, 2022 with a new CUSIP number of 25401N309. The Reverse Stock Split did not change our authorized number of shares or the par value of our Common Stock or modify any voting rights of the Common Stock.

Also, at the Effective Time, the exercise prices and the number of shares of Common Stock issuable upon exercise of the Company's warrants will automatically be adjusted, in accordance with their terms, in proportion to the Reverse Stock Split ratio.

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who otherwise would have been entitled to receive a fractional share in connection with the Reverse Stock Split will receive a cash payment in lieu thereof.

Our transfer agent, VStock Transfer, LLC, is acting as paying agent for the Reverse Stock Split and will send instructions to stockholders of record regarding the exchange of certificates for Common Stock. Stockholders who hold their shares in brokerage accounts or in "street name" will not be required to take any action to effect the exchange of their shares.

A copy of the Certificate of Amendment of our Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

Description of Capital Stock

The Company currently has on file with the Securities and Exchange Commission (i) a Registration Statement on Form S-3 (No. 333- 266486) that relates to the resale of shares of common stock that may be offered for sale from time to time by the selling stockholder named in the prospectus included as part of such registration statement, and (ii) a Registration Statement on Form S-8 (No. 333-256261) that registers shares of common stock to be issued to the Company’s officers and employees under its long-term incentive plans.

This Current Report on Form 8-K is automatically incorporated by reference into each of the registration statements listed above, thereby amending each of them.

The following is a current description of our common stock, par value $0.0001 per share, as registered pursuant to Section 12(b) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall be incorporated by reference into any Registration Statement on Form S-3 or Form S-8 (or applicable successor forms) that may be filed in the future by the Company with the U.S. Securities and Exchange Commission (the “SEC”) under the U.S. Securities Act of 1933, as amended, until and to the extent that such description of common stock is subsequently amended or modified by any amendment or report filed by the Company with the SEC under the Exchange Act for the purpose of updating such description.

DESCRIPTION OF CAPITAL STOCK

Authorized and Outstanding Capital Stock

Our authorized capital stock consists of 1,010,000,000 shares of common stock, $0.0001 par value per share, of which 574,491 shares of Common Stock are outstanding as of October 24, 2022, after giving effect to the 1-for-100 reverse stock split to be effective November 3, 2022,and 10,000,000 shares of preferred stock, $0.0001 par value per share, of which 6,300 shares of Series A Preferred Stock are issued and outstanding..

The following description of our capital stock is only a summary and is subject to and qualified in its entirety by our Sixth Amended and Restated Certificate of Incorporation, as amended, and Amended and Restated Bylaws, as amended, which are included as exhibits to the registration statement of which this prospectus forms a part, and by the applicable provisions of Delaware law.

Common Stock

Holders of common stock are entitled to one vote per share on all matters to be voted upon by the stockholders, including the election of directors. Such holders are not entitled to vote cumulatively for the election of directors. Holders of a majority of the shares of common stock may elect all of the directors standing for election. Subject to preferences that may be applicable to any outstanding preferred stock, common stockholders are entitled to receive ratably such dividends, if any, as may be declared from time to time by the board of directors out of funds legally available for that purpose. In the event of our liquidation, dissolution or winding up, the common stockholders are entitled to share ratably in all assets remaining after payment of liabilities, subject to prior distribution rights of preferred stock, if any, then outstanding. Common stockholders have no preemptive or conversion rights or other subscription rights. There are no redemption or sinking fund provisions applicable to the common stock. We have never declared or paid any cash dividends on our capital stock. We currently expect to retain future earnings, if any, to finance the growth and development of our business and do not anticipate paying any cash dividends in the foreseeable future.

Preferred Stock

The board of directors is authorized, without action by the stockholders, to designate and issue preferred stock in one or more series and to designate the powers, preferences and rights of each series, which may be greater than the rights of the common stock. It is not possible to state the actual effect of the issuance of any shares of preferred stock upon the rights of holders of the common stock until the board of directors determines the specific rights of the holders of such preferred stock. However, the effects might include, among other things:

• impairing dividend rights of the common stock;

• diluting the voting power of the common stock;

• impairing the liquidation rights of the common stock; and

• delaying or preventing a change in control of us without further action by the stockholders.

Series A Convertible Preferred Stock

On September 29, 2022, the Company filed the Certificate of Designation with the Secretary of State for the State of Delaware designating up to 6,800 shares out of the authorized but unissued shares of its preferred stock as Series A Convertible Preferred Stock. On October 4, 2022, the Company filed the Correction with the Secretary of State for the State of Delaware to correct the terms of the voting rights under the Series A Preferred Stock. The following is a summary of the principal terms of the Series A Preferred Stock.

Dividends

Except for stock dividends or distributions for which adjustments are to be made pursuant to the Certificate of Designation, the holders of the Series A Preferred Stock (the “Holders”) shall be entitled to receive, and the Company shall pay, dividends on shares of the Series A Preferred Stock equal (on an as-if-converted-to-Common-Stock basis) to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of the Common Stock. No other dividends shall be paid on shares of the Series A Preferred Stock.

Voting Rights

The Holders are entitled to vote as a class as expressly provided in the Certificate of Designation and where required pursuant to applicable law (including, without limitation, the DGCL). The Holders are also entitled to vote with the holders of shares of Common Stock, voting together as one class, on all matters in which the Holders are permitted to vote with the class of shares of Common Stock pursuant to applicable law (including, without limitation, the DGCL.

With respect to any vote with the class of Common Stock, each share of the Series A Preferred Stock shall entitle the Holder thereof to cast that number of votes per share as is equal to the number of shares of Common Stock into which it is then convertible (subject to the ownership limitations specified in the Certificate of Designation) using the record date for determining the stockholders of the Company eligible to vote on such matters as the date as of which the conversion price is calculated. To the extent that under the DGCL the vote of the Holders, voting separately as a class or series, as applicable, is required to authorize a given action of the Company, the affirmative vote or consent of the Required Holders (as defined in the Certificate of Designation) of the shares of the Preferred Stock, voting together in the aggregate and not in separate series unless required under the DGCL, represented at a duly held meeting at which a quorum is presented or by written consent of the Required Holders (except as otherwise may be required under the DGCL), voting together in the aggregate and not in separate series unless required under the DGCL, shall constitute the approval of such action by both the class or the series, as applicable. Holders shall be entitled to written notice of all stockholder meetings or written consents (and copies of proxy materials and other information sent to stockholders) with respect to which they would be entitled to vote, which notice would be provided pursuant to the Company’s bylaws and the DGCL.

Ranking and Liquidation

The Series A Preferred Stock shall rank (i) senior to all of the Common Stock; (ii) senior to any class or series of capital stock of the Company hereafter created specifically ranking by its terms junior to any Preferred Stock (“Junior Securities”); (iii) on parity with any class or series of capital stock of the Corporation created specifically ranking by its terms on parity with the Preferred Stock (“Parity Securities”); and (iv) junior to any class or series of capital stock of the Company hereafter created specifically ranking by its terms senior to any Preferred Stock (“Senior Securities”), in each case, as to dividends or distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntarily or involuntarily. Subject to any superior liquidation rights of the holders of any Senior Securities of the Company and the rights of the Company’s existing and future creditors, upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a “Liquidation”), each Holder shall be entitled to be paid out of the assets of the Company legally available for distribution to stockholders, prior and in preference to any distribution of any of the assets or surplus funds of the Company to the holders of the Common Stock and Junior Securities and pari passu with any distribution to the holders of Parity Securities, an amount equal to the Stated Value (as defined in the Certificate of Designation) for each share of the Series A Preferred Stock held by such Holder and an amount equal to any accrued and unpaid dividends thereon, and thereafter the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Company the same amount that a holder of Common Stock would receive if the Series A Preferred Stock were fully converted (disregarding for such purposes any conversion limitations hereunder) to Common Stock which amounts shall be paid pari passu with all holders of Common Stock. The Company shall mail written notice of any such Liquidation, not less than sixty (60) days prior to the payment date stated therein, to each Holder.

Conversion

Each share of the Series A Preferred Stock shall be convertible, at any time and from time to time from and after September 29, 2022 at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(d) of the Certificate of Designation) determined by dividing the Stated Value of such share of the Series A Preferred Stock ($1,000 as of September 29, 2022) by the Conversion Price (as defined below) subject to certain terms of the beneficial ownership limitation described in this Certificate of Designation. The conversion price for each share of the Series A Preferred Stock is the Nasdaq official closing price of the Common Stock on The Nasdaq Capital Market (as reflected on Nasdaq.com) on September 29, 2022, subject to adjustment as described in the Certificate of Designation, including for stock dividends and stock splits such as the a one-for-one hundred (1-for-100) reverse stock split (the "Reverse Stock Split") of our common stock which will be effective as of the close of business on November 3, 2022 (the “Conversion Price”).

Certain Adjustments

If the Company, at any time while the Series A Preferred Stock is outstanding, pays a stock dividend, issues stock splits, effects any subsequent rights offerings, or makes any dividend or other distribution of its assets, then the Conversion Price of the Series A Preferred Stock adjusts (in the case of a stock split), and the Holder can acquire the purchase rights of the Company’s securities, or participate in the distribution of the Company’s assets pursuant to Section 7 of the Certificate of Designation.

Preemptive Rights

No holders will have any preemptive rights to purchase or subscribe for the Company’s Common Stock or any of its other securities.

Redemption

The Company has the option to redeem any or all of the then outstanding Series A Preferred Stock at 112% of the then Stated Value any time after September 29, 2022 and so long as there is an effective Registration Statement covering the shares issuable upon conversion of the Series A Preferred Stock.

Trading Market

The Holders can liquidate or convert the Series A Preferred Shares according to the terms of this Certificate of Designation. However, there is no established trading market for any of the Series A Preferred Stock, and the Company does not expect a market to develop. The Company does not intend to apply for a listing for any of the Series A Preferred Stock on any securities exchange or other nationally recognized trading system.

Options

As of September 30, 2022, there were outstanding options to acquire up to 38,951 shares of our common stock at exercise prices between $14.00 and $415.00 expiring between June 2024 and May 2031(in each case after giving effect to the aforementioned 1-for-100 Reverse Stock Split).

Warrants

As of September 30, 2022, there were outstanding warrants to acquire up to 132,114 shares of our common stock at exercise prices between $250.00 and $828.00 expiring between October 2021 and October 2030 (in each case after giving effect to the aforementioned 1-for-100 Reverse Stock Split).

Convertible Notes

The Oasis Note, in the principal amount of $5,265,000, bears interest at 6% per annum and is due and payable 18 months from the date of issuance, unless sooner converted. The Note is convertible at the option of Oasis Capital into shares of our common stock at a conversion price (the “Oasis Conversion Price”) which is 90% of the average of the two lowest volume-weighted average prices during the five consecutive trading day period preceding the delivery of the notice of conversion but in no event lower than $0.05 per share ($5.00 per share after giving effect to the aforementioned 1-for-100 Reverse Stock Split).

The FirstFire Note, in the principal amount of $1,575,000, bears interest at 6% per annum and is due and payable 18 months from the date of issuance, unless sooner converted. The FirstFire Note is convertible at the option of FirstFire into shares of our common stock at a conversion price (the “FirstFire Conversion Price”) which is 90% of the average of the two lowest volume- weighted average prices during the five consecutive trading day period preceding the delivery of the notice of conversion but in no event lower than $0.05 per share ($5.00 per share after giving effect to the aforementioned 1-for-100 Reverse Stock Split).

The Second FirstFire Note, in the principal amount of $2,625,000, bears interest at 6% per annum and is due and payable 18 months from the date of issuance, unless sooner converted. The FirstFire Note is convertible at the option of FirstFire into shares of our common stock at a conversion price (the “Second FirstFire Conversion Price”) which is 90% of the average of the two lowest volume-weighted average prices during the five consecutive trading day period preceding the delivery of the notice of conversion but in no event lower than $0.05 per share ($5.00 per share after giving effect to the aforementioned 1-for-100 Reverse Stock Split).

20% OID Notes and Warrants

On July 22, 2022, the Company and various purchasers (the “Investors”) executed a Securities Purchase Agreement (the “SPA”) whereby the Investors purchased from the Company 20% Original Issue Discount (the “OID”) promissory notes (the “Notes”) in the aggregate principal amount of $1,250,000 (with an aggregate subscription amount of $1,000,000).

The Notes are due and payable on October 31, 2022 (the “Maturity Date”). The Company will also have the option to prepay the Notes with no penalties at any time prior to the Maturity Date. If the Company or any subsidiary of the Company completes a debt or equity financing of less than $4,000,000, the Company is required to repay 50% of the remaining balance of the Notes. Following such 50% repayment, the Company must also use any proceeds from any subsequent debt or equity financing to repay the Notes. Upon the closing of any debt or equity financing of $4,000,000 or greater, the Company is required to repay 100% of the Notes with no penalties.

If the Notes are not repaid in full by the Maturity Date or if any other event of default occurs, (1) the face value of the Notes will be automatically increased to 120%; (2) the Notes will begin generating an annual interest rate of 20%, which will be paid in cash monthly until the default is cured; and (3) if such default continues for 14 or more calendar days, at the Investors’ discretion, the Notes shall become convertible at the option of the Investors into shares of the Company’s Common Stock (“Conversion Shares”) at a conversion price (the “Conversion Price”) equal to the Nasdaq closing price of the Company’s common stock on the Nasdaq Capital Market (as reflected on Nasdaq.com) on the date of the note conversion (the “Default Conversion Election”), as such conversion prices are adjusted to reflect the aforementioned Reverse Stock Split.

If the Investors elect such Default Conversion Election, (1) the Company shall use commercially reasonable efforts to submit to its stockholders as soon as practicable in order to obtain as soon as practicable stockholder approval for the Company to issue the number of Conversion Shares necessary to complete such conversion (inclusive of the OID) at the Conversion Price in accordance with Nasdaq Rule 5635(a)(1) and/or 5635(d) (as applicable, the “20% Rule”), Delaware corporate law and the Securities Exchange Act of 1934, as amended; (2) if such stockholder approval is obtained, such conversion shall be effected within one business day of such approval at the Conversion Price; (3) to the extent that, prior to obtaining such stockholder approval, the Company may then issue Conversion Shares at the Conversion Price without violating the 20% Rule (the “Maximum Amount”), the Company shall issue to the Investors the Maximum Amount of Conversion Shares at the Conversion Price; and (4) if such stockholder approval is not obtained within 14 calendar days of the conversion date, then the Company shall cause (i) all members of its management team to pledge their shares of common stock to the Investors to secure the repayment of amounts due under the Notes, and (ii) the Chief Executive Officer to personally guarantee the repayment of all amounts due thereunder.

In connection with the SPA, the Company issued to the Investors an aggregate of 41,125 five-year Warrants exercisable for shares of common stock at an exercise price equal to $0.152 ($15.20 after giving effect to the aforementioned 1-for-100 Reverse Stock Split).

In addition, the Company entered into a Registration Rights Agreement with the Investors, dated July 22, 2022 (the “RRA”). The RRA provides that if the Notes are not repaid by the Maturity Date, the Company must file a registration statement within 45 days thereafter to register the shares of common stock then issuable upon the conversion of the Notes.

On July 28, 2022, the Company, the Investors and a new investor executed an Amendment to the SPA (the “Amendment SPA”), whereby the new investor purchased from the Company a 20% Original Issue Discount promissory note (the “Subsequent Note”) in the aggregate principal amount of $1,875,000 (with an aggregate subscription amount of $1,500,000) in substantially the same form as issued to the Investors under the SPA. Pursuant to the Amendment SPA, the Company also issued warrants to the new investor in substantially the same form as issued to the Investors on July 22, 2022.

In addition, the Company, the Investors and the new investor entered a Joinder Agreement and Amendment to Registration Rights Agreement dated July 28, 2022 to join the new investor to the RRA.

ELOC

On August 27, 2021, the Company entered into what is sometimes termed an equity line of credit arrangement with Oasis Capital. Specifically, the Company entered into an equity purchase agreement (the “EPA”), pursuant to which Oasis Capital is committed to purchase up to $17,500,000 of the Company’s common stock over the 24-month term of the EPA. The Company is not obligated to request any portion of the $17,500,000.

In connection with the execution of the EPA, the Company issued Oasis Capital $350,000 of its shares of common stock, or 126,354 shares (or 1,263 shares after giving effective to the Reverse Stock Split, the “Commitment Shares”) at a per share price which was based on the closing sale price per share on the Nasdaq Capital Market on the trading date prior to issuance (the “Issuance Reference Date”), as adjusted for the reverse stock split. On the earlier of (i) the date that is nine months from the Execution Date, and (ii) the date that the EPA is terminated in accordance with its terms (the “Reference Date”), if the closing sale price per share on the Nasdaq Capital Market on the trading date preceding the Reference Date is higher than the closing sale price on the Issuance Reference Date, then Oasis Capital shall return to the Company a portion of the Commitment Shares equal to the amount of Commitment Shares required to be issued on the Execution Date minus the amount of Commitment Shares that would have been required to have been issued if the closing sale price per share on the Nasdaq Capital Market on the trading date preceding the Reference Date had been used to calculate the amount of Commitment Shares issuable on the Execution Date.

As of the date of this report, the Company has not drawn down any portion of this commitment, leaving the entire $17,500,000 available under the equity line of credit, and for which the Company has agreed, pursuant to a registration rights agreement (the “Oasis Equity RRA”), to register the shares of common stock issuable further to the equity line of credit with the Securities and Exchange Commission (the “SEC”), before any such issuances. The actual number of shares that the Company may issue pursuant to the equity line of credit is not determinable as it is based on the market price of our common stock from time to time and the number of shares we desire to put to Oasis Capital.

During the 24-month term of the investment agreement, the Company may request a drawdown on the equity line of credit by delivering a “put notice” to Oasis Capital stating the dollar amount of shares the Company intends to sell to Oasis Capital. The Company may make either an Option 1 or Option 2 request to Oasis Capital. Under Option 1, the purchase price Oasis Capital is required to pay for the shares is the lesser of (i) the lowest traded price of our Common Stock on the Nasdaq Capital Market on the Clearing Date, which is the date on which Oasis Capital receives the put shares as DWAC shares in its brokerage account, or (ii) the average of the three lowest closing sale prices of our Common Stock on the Nasdaq Capital Market during the period of twelve consecutive trading days immediately preceding the Clearing Date. The maximum amount the Company may request in an Option 1 request is $500,000. Under Option 2, the purchase price Oasis Capital is required to pay for the shares is the lesser of (i) 93% of the one (1) lowest traded price of our common stock on the Nasdaq Capital Market during the period of five (5) consecutive trading days immediately preceding the put date, or (ii) 93% of the VWAP on the Clearing Date, or (iii) 93% of the closing bid price of the Company’s common stock on the Nasdaq Capital Market on the Clearing Date. The maximum amount the Company may request in an Option 2 request is $2,000,000.

Transfer Agent and Registrar

The transfer agent and registrar for our common stock is Vstock Transfer, LLC. The telephone number of Vstock Transfer, LLC is (212) 828-8436.

NasdaqCM Listing

Our common stock and Class A warrants are listed on the NasdaqCM under the symbols “DBGI” and “DBGIW”, respectively.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate Amendment
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL BRANDS GROUP, INC.

Date: October 26, 2022

	By:	/s/ John Hilburn Davis IV
	Name:	John Hilburn Davis IV
	Title:	President and Chief Executive Officer